Exhibit 99.2

Q3 2024 EARNINGS RESULTS November 12, 2024

Scalable Business Model Healthy Total Gross Margin Profile Successfully Resolved Convertible Debt Overhang Return to Profitability Generating Free Cash Flow Return to Revenue Growth Diversified Hardware & SaaS Revenue Streams Divesting Telematics Portfolio to Focus on Key Growth in 5G Areas Inseego Financial Profile | Compelling Improvements & Trajectory 2

Q3 2024 RESULTS * (Nov 12, 2024) GUIDANCE (Aug 7, 2024) $61.9m $54m - $58m TOTAL REVENUE (continuing + discontinued operations) $9.3m $6.5m - $7.5m ADJ EBITDA (continuing + discontinued operations) 15% 12 - 13% Implied margin 3 * Q3 2024 Results represent total Company results from Continuing Operations plus Discontinued Operations (which consists of the Telematics business that is held for sale), as follows: Continuing Discontinued Total Operations + Operations = Company $61.9m $7.9m $54.0m Revenue $9.3m $2.6m $6.7m Adj EBITDA Q3 2024 Financial Results | Beat Guidance The Company's guidance for Q3 2024 was provided on Aug 7, 2024 and was for the full company that includes the Telematics operations. The announcement of the sale of Telematics was made on September 16, 2024; accordingly, the results for the September quarter categorize the Telematics operations in Held - For - Sale/ Discontinued Operations such that those results are combined here to present an apples - to - apples comparison of Q3 2024 results to guidance.

Comments and results reference the Company’s Continuing Operations unless otherwise mentioned, that is, they are pro forma for the sale of the Telematics operations. Inseego has delivered consecutive quarters of both revenue and profitability beat - and - raise dynamics against guidance, reflecting the positive trajectory across the business. The Company now runs an efficient cost structure while driving growth across both Product and SaaS offerings, resulting in much - improved profitability and positive cash generation. Q3 2024 Financial Highlights Include: Strong Revenue From Continuing Operations of $54.0m, growing +31% YoY vs. Q3 2023 on robust performance in both Product and Services & Other portfolios > Including the Telematics operations (that the Company entered into an agreement to sell during the quarter and is therefore reported in the P&L as one line item as Discontinued Operations), Total Revenue for the Company for Q3 2024 is $61.9m Q3 2024 Financial Results | Selected Key Highlights • 1 2 • Solid non - GAAP Gross Margin of 34.8% , +560 bps higher YoY vs. Q3 2023 3 • Efficient non - GAAP Operating Expenses with lower $ and expense:revenue ratio 4 • Achieved positive GAAP Operating Income of $1.0m for second sequential quarter in several years 5 • Record Adj EBITDA of $6.7m consistent with Q2 2024 and growth of +$4.7m ( +230% ) YoY > Similar to Total Revenue reporting above, including the Telematics operations that are reported in Discontinued Operations in the P&L, Total Adj EBITDA for the Company for Q3 2024 is $9.3m 4

Q3 2024 | Selected Business Highlights

- ✓ Hosted inaugural **Channel Partner Advisory Council** with key, strategic partners.
- ✓ **Onboarded 12 new Inseego Ignite partners**, several of which produced immediate revenue.
- ✓ **Launched the multi-carrier certified 5G indoor router FX3110** to the Inseego Ignite channel program and closed new channel deals driving immediate revenue for this program.
- ✓ **Launched the multi-carrier certified MiFi® X PRO** to the Inseego Ignite channel program and closed the first channel deal with a new win at a Fortune 150 utility company to enable their remote workforce with secure, mobile connectivity.
- ✓ **Launched** Inseego products in the new **T-Mobile Virtual Inventory Program**.
- ✓ **Increased MiFi X PRO sales sequentially across carriers**, including one who continues to see increased demand with an emphasis on public sector customers.

inseego 5

34.9 38.4 33.6 28.4 29.5 39.2 42.0 8.7 8.0 7.7 7.5 8.1 12.4 12.0 43.6 46.4 41.4 35.9 37.5 51.6 54.0 Q1 2023 Q2 2023 Q3 2023 Product Revenue Q4 2023 Q1 2024 Q2 2024 Q3 2024 Services & Other Revenue Total Revenue | Return to Growth Trajectory ($ millions) Q3 2024 revenue grew +31% YoY and +5% QoQ with favorable change in growth trajectory across all segments. Comments and results reference the Company’s Continuing Operations unless otherwise mentioned, that is, they are pro forma for the sale of the Telematics operations. 6

80% 83% 81% 79% 79% 76% 78% 20% 17% 19% 21% 21% 24% 22% Q3 Q2 Q1 Q4 Q3 Q2 Q1 2024 2024 2024 2023 2023 2023 2023 Product Revenue Mix Services & Other Revenue Mix 7 Compelling Portfolio | Increasing High - Value Services Contribution Revenue mix continues to shift to higher - profitability Services & Other offerings. Comments and results reference the Company’s Continuing Operations unless otherwise mentioned, that is, they are pro forma for the sale of the Telematics operations.

32.4% 8 32.0% 29.2% 35.6% 35.4% 36.5% 34.8% Q3 Q2 Q1 Q4 Q3 Q2 Q1 2024 2024 2024 2023 2023 2023 2023 Gross Margin | Expanding Positive Contribution Comments and results reference the Company’s Continuing Operations unless otherwise mentioned, that is, they are pro forma for the sale of the Telematics operations. The Company drove a structural shift in its underlying gross margin profitability through a combination of cost controls, thoughtful pricing, and new channel distribution, and continues to look forward to expansion through new products on the roadmap . GROSS MARGIN % (non - GAAP)

Operating Expense Efficiency | Improving Operations at Scale Comments and results reference the Company’s Continuing Operations unless otherwise mentioned, that is, they are pro forma for the sale of the Telematics operations. Disciplined cost management and economies of scale are now resulting in improved expense:revenue ratios across all Operating Expense lines. 5.0 4.3 3.6 2.7 3.7 4.2 4.0 11% 9% 9% 7% 10% 8% 7% Q1 Q2 Q3 Q4 Q1 Q2 Q3 2023 2023 2023 2023 2024 2024 2024 3.1 5.4 4.6 5.1 4.5 5.1 5.0 7% 12% 11% 14% 12% 10% 9% Q1 Q2 Q3 Q4 Q1 Q2 Q3 2023 2023 2023 2023 2024 2024 2024 3.6 2.9 2.4 2.8 3.6 2.8 3.1 8% 6% 6% 8% 10% 5% 6% Q1 Q2 Q3 Q4 Q1 Q2 Q3 2023 2023 2023 2023 2024 2024 2024 Sales & Marketing (non - GAAP) Research & Development (non - GAAP) General & Administrative (non - GAAP) Operating Expense : Revenue ratio NOTE: These OpEx categories do not include depreciation & amortization expense as that is reported in its own line item; see financial statements for full details. 9 ($ millions)

2.0 2.3 2.0 2.3 1.5 6.8 6.7 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Profitability | Meaningful Shift and Expansion in Adj EBITDA Generation Comments and results reference the Company’s Continuing Operations unless otherwise mentioned, that is, they are pro forma for the sale of the Telematics operations. The Company has significantly improved and delivered meaningful adjusted EBITDA profitability following transformative changes and particularly strong recent business traction. ADJ EBITDA MARGIN % ADJ EBITDA $ 4.6% 10 5.1% 4.9% 6.4% 4.0% 13.2% 12.5% ($ millions)

December 31, September 30, 2023 2024 ASSETS $2,409 $11,972 Cash and cash equivalents 18,202 15,612 Accounts receivable, net 20,555 18,118 Inventory 4,937 3,627 Prepaid expenses and other 12,123 35,771 Current assets held for sale 58,226 85,100 Total current assets 2,389 1,303 Property, plant and equipment, net 29,667 23,414 Goodwill and intangible assets, net 5,278 3,573 Other assets 26,237 — Non - current assets held for sale $121,797 $113,390 Total assets LIABILITIES AND STOCKHOLDERS’ DEFICIT $44,457 $66,604 Accounts payable and other accrued liabilities — 6,000 Short - term loan — 106,250 2025 Convertible Notes, net 4,094 — Revolving credit facility 7,360 10,000 Current liabilities held for sale See slide #13 for a discussion of the 55,911 188,854 Total current liabilities subsequent event in Nov 2024 in which 166,347 9,599 Long - term liabilities the Company closed its restructuring of its 2025 Convertible Notes and 1,644 — Non - current liabilities held for sale meaningfully reduced debt. 223,902 198,453 Total liabilities (102,105) (85,063) Total stockholders’ deficit $121,797 $113,390 Total liabilities and stockholders’ deficit ($ thousands) Balance Sheet | Strong Improvement and Financial Position Results reflect the Company’s Continuing Operations, where the Telematics operations are reported in Held For Sale. 11

• The Company signed an agreement on September 16, 2024 to sell its remaining Telematics operations to an affiliate of Convergence Partners, an international investment management firm, for $52 million in Cash . • The Telematics business operates across the UK, European Union, Australia, and New Zealand; Convergence Partners had previously purchased the Company’s South Africa Telematics business in 2021 for $33 million. • The transaction strengthens Inseego’s balance sheet and continues the streamlining of the Company’s focus on and allocation of resources to the strongest growth opportunities around the core product offerings. • The transaction is expected to close in Q4 2024 . • From a financial statement standpoint, with the signing of the sale agreement in September 2024, the Company is now therefore reporting the results of the Telematics business in a single line on its Statement of Operations as “Discontinued Operations” and on its Balance Sheet as “Assets Held For Sale.” • The Company anticipates using a portion of the proceeds of the Telematics sale, along with balance sheet cash and cash flow generation, to further reduce total debt in paying - off the $15m 2025 Convert stub and the $6m remaining on the short - term loan. 12 Pro forma historical financial information for the Company's Continuing Operations for each of the prior seven quarters across 2024 and 2023 is included in the Appendix of this presentation in order to aid in an apples - to - apples comparison to current period results and reporting. Telematics Sale | Agreement to Sell Telematics Ops for $52m in Cash

CONVERTIBLE NOTES RESTRUCTURING The Company began 2024 with $162m face value of its 3.25% Convertible Notes due May 1, 2025. Through a successful restructuring in Q3 and Q4 2024, the Company exchanged $147m (or 91%) of the Convertible Notes for: (1) The warrants are exercisable on a cash basis, which means that the exercise of all the warrants would yield $30m+ in additional cash to the Company. (2) Provided for illustrative purposes; based on pro forma total debt net of cash from continuing operations of $12m as of September 30, 2024. TOTAL DEBT OUTSTANDING Pro forma for the closing of the Exchange on Nov 6, 2024, and along with the Company’s payoff of its ABL during 2024, the Company materially reduced its debt from $166m at the beginning of 2024 to $62m , a $104m reduction in debt , with a further de - leveraging anticipated for the $15m Convert stub and $6m remaining short - term loan to be paid - off with a portion of the proceeds from the Telematics sale that is expected to close in Q4 2024. 1 $34m in Cash 2 $41m Sr Secured Debt Matures 5/1/29 9% Cash - pay Interest 3 2.9m Shares of Common Stock 4 2.5m Warrants to purchase Common Stock Avg Cash Exercise Price ~$12.50 (1) $41m New Senior Secured Debt $15m Convertible Notes Stub $6m Remaining S/T Loan 13 + + = $62m TOTAL DEBT Capital Structure Overhaul | Meaningful Reduction in Debt $50m NET DEBT (2)

Q4 2024 GUIDANCE (Continuing Ops) Q3 2024 Actual (Continuing Ops) Q4 2023 Actual (Continuing Ops) $43m - $47m $54.0m $35.9m Revenue from Continuing Operations $3m - $4m $6.7m $2.3m Adj EBITDA from Continuing Operations 14 In September 2024, the Company entered into an agreement to sell its Telematics operations for $52m in cash; the transaction is expected to close in Q4 2024 and as such, the financial results of the Telematics business are reported under Discontinued Operations/Held - For - Sale in the Company’s financial statements and are not included in the results from Continuing Operations for which Guidance is being provided. On the Company’s November 12, 2024 Earnings Call, management provided the following guidance for Total Revenue and Adjusted EBITDA from Continuing Operations for Q4 2024: Company Guidance | Q4 2024 (ISSUED: NOV 12, 2024)

$24b TAM across the Mobile Broadband and Fixed Wireless Access markets Improved financial profile with return to revenue growth, profitability and free cash flow generation Addressed convertible overhang, reducing debt and right - sizing capital structure Unique positioning of products built to meet strict US government requirements in support of the “homegrown” US tech initiative 25+ year track record of wireless technology leadership and strong relationships with Tier 1 Service Providers and Fortune 500 customers Inseego Investment Highlights | Compelling Trajectory 15

APPENDIX • Telematics Sale | Pro Forma Historical Financial Info • Reconciliation of non - GAAP numbers

TELEMATICS SALE Additional Pro Forma Historical Financial Information

Inseego Pro Forma P&L – Continuing Operations | 2024 TELEMATICS SALE | ADDITIONAL PRO FORMA HISTORICAL FINANCIAL INFORMATION As a result of the Share Purchase Agreement executed in the 3rd quarter under which the Company agreed to sell its Telematics Business, all results for Telematics are classified below as Discontinued Operations and all other line items within the Statement of Operations consist solely of the results from the Company's continuing operations. The company has reclassified all prior periods to conform to this change, and the below table shows the historical quarters in 2024 under the current continuing operations presentation. ($ thousands) 18

Inseego Pro Forma P&L – Continuing Operations | 2023 TELEMATICS SALE | ADDITIONAL PRO FORMA HISTORICAL FINANCIAL INFORMATION As a result of the Share Purchase Agreement executed in the 3rd quarter under which the Company agreed to sell its Telematics Business, all results for Telematics are classified below as Discontinued Operations and all other line items within the Statement of Operations consist solely of the results from the Company's continuing operations. The company has reclassified all prior periods to conform to this change, and the below table shows the historical quarters in 2023 under the current continuing operations presentation. ($ thousands) 19

NON - GAAP NUMBERS Reconciliations to GAAP Financials

Income (Loss) From Continuing Operations to Adjusted EBITDA | 2024 NON - GAAP TO GAAP RECONCILIATION ($ thousands) 21

NON - GAAP TO GAAP RECONCILIATION Income (Loss) From Continuing Operations to Adjusted EBITDA | 2023 ($ thousands) 22

Continuing Operations Gross Margin & OpEx | Three Months Ended September 30, 2024 ($ thousands) 23 Non - GAAP Purchased intangibles amortization ROU Asset Impairment Debt Restructuring Costs Impairment of Capitalized Software Share - based compensation expense GAAP $54,032 $54,032 Revenues 35,209 - - - - 23 35,232 Cost of revenues 18,823 18,800 Gross Margin 34.8% 34.8% Gross Margin % Operating costs and expenses: 4,980 - - - - 196 5,176 Research and development 4,022 - - - - 103 4,125 Sales and marketing 3,144 - 138 669 - 871 4,822 General and administrative 2,824 330 - - - - 3,154 Depreciation and amortization - - - - 507 - 507 Impairment of cap software $14,970 $330 $138 $669 $507 $1,170 $17,784 Total operating costs & expenses NON - GAAP TO GAAP RECONCILIATION

Non - GAAP Purchased intangibles amortization ROU Asset Impairment Debt Restructuring Costs Impairment of Capitalized Software Share - based compensation expense GAAP $143,157 $143,157 Revenues 92,229 - - - - 75 92,304 Cost of revenues 50,928 50,853 Gross Margin 35.6% 35.5% Gross Margin % Operating costs and expenses: 14,595 - - - - 437 15,032 Research and development 11,862 - - - - 314 12,176 Sales and marketing 9,548 - 138 1,121 - 1,888 12,695 General and administrative 9,108 990 - - - - 10,098 Depreciation and amortization - - - - 927 - 927 Impairment of capitalized software $45,113 $990 $138 $1,121 $927 $2,639 $50,928 Total operating costs and expenses ($ thousands) 24 NON - GAAP TO GAAP RECONCILIATION Continuing Operations Gross Margin & OpEx | Nine Months Ended September 30, 2024

Safe Harbor Statement The following presentation contains statements about expected future events that are forward - looking and subject to risks and uncertainties. For these statements, we claim the safe harbor for “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. For a discussion of factors that could cause actual results to differ materially from expectations, please refer to the risk factors described in our filings with the SEC. Non - GAAP Financial Measures Non - GAAP gross margins and operating expenses exclude restructuring charges, share based compensation expenses, debt restructuring charges, impairments of capitalized software charges, charges related to acquisition and divestiture activities and acquisition - related intangible asset amortization. This presentation contains references to certain non - GAAP financial measures and should be viewed in conjunction with our press releases and supplementary information on our website ( www.inseego.com/investors ) which present a complete reconciliation of GAAP and Non - GAAP results. 25 Disclaimers

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